                                             ANNUAL REPORT  |  December 31, 2001








                                                                      The Strong
                                                                  Mid Cap Growth
                                                                         Fund II

                                           [GRAPHIC]

Table of Contents

Investment Review

   Strong Mid Cap Growth Fund II ..........................................    2

Shareholder Meeting Results ...............................................    4

Financial Information

   Schedule of Investments in Securities

     Strong Mid Cap Growth Fund II ........................................    5

   Statement of Assets and Liabilities ....................................    7

   Statement of Operations ................................................    8

   Statements of Changes in Net Assets ....................................    9

   Notes to Financial Statements ..........................................   10

Financial Highlights ......................................................   13

Report of Independent Accountants .........................................   13

Directors and Officers ....................................................   14


                                                                [LOGO OF STRONG]

Strong Mid Cap Growth Fund II
================================================================================

A meeting of shareholders was held on July 20, 2001. See page 4 for information about the results of this meeting.

Your Fund's Approach

The Strong Mid Cap Growth Fund II seeks capital growth. Under normal market conditions, the Fund invests at least 65 percent of its assets in stocks of medium-capitalization companies that the Fund's managers believe have favorable prospects for growth of earnings and capital appreciation. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the S&P MidCap 400 Index* at the time of investment. The Fund writes put and call options.

                    Growth of an Assumed $10,000 Investment
                           From 12-31-96 to 12-31-01


                             [GRAPHIC APPEARS HERE]

                     The Strong          Russell            S&P                  Lipper
                      Mid Cap           MidCap(TM)       MidCap 400          Multi-Cap Growth
                   Growth Fund II         Index*            Index*             Funds Index*
Dec 1996               $10,000           $10,000           $10,000               $10,000
Mar 1997               $ 9,720           $ 9,918           $ 9,852               $ 9,665
Jun 1997               $11,370           $11,263           $11,299               $11,223
Sep 1997               $13,310           $12,759           $13,115               $12,675
Dec 1997               $12,975           $12,901           $13,225               $12,295
Mar 1998               $14,392           $14,295           $14,680               $14,029
Jun 1998               $15,122           $14,079           $14,366               $14,354
Sep 1998               $13,433           $11,992           $12,290               $12,234
Dec 1998               $16,695           $14,203           $15,752               $15,344
Mar 1999               $18,590           $14,137           $14,747               $16,317
Jun 1999               $21,293           $15,671           $16,834               $17,537
Sep 1999               $21,951           $14,324           $15,421               $16,873
Dec 1999               $31,700           $16,793           $18,070               $22,456
Mar 2000               $37,305           $18,486           $20,362               $25,681
Jun 2000               $33,224           $17,652           $19,690               $24,117
Sep 2000               $35,364           $18,854           $22,081               $24,317
Dec 2000               $26,997           $18,178           $21,232               $19,750
Mar 2001               $20,424           $16,270           $18,945               $15,357
Jun 2001               $23,026           $17,821           $21,438               $16,834
Sep 2001               $15,335           $14,638           $17,887               $12,388
Dec 2001               $18,690           $17,156           $21,104               $14,780


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(TM) Index, the S&P MidCap 400 Index, and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. We are replacing the S&P MidCap 400 Index with the Russell Midcap(TM) Index as we believe the Russell Midcap(TM) Index more accurately reflects the Fund's investment program.

Q: How did your Fund perform?

A: The past year was difficult for growth stock investors and for the Strong
   Mid Cap Growth Fund. The terrorist attacks on September 11 hurt performance of the Fund as the U.S. economy toppled into recession. The Fed cut interest rates throughout the year, but growth stocks (particularly in technology) remained under severe pressure. The Fund and the markets reached a low point on September 21, and both have since recovered dramatically.

Q: What market conditions, events, and other factors impacted your Fund's performance?

A: The Federal Reserve's aggressive posture in cutting rates led us to position the Fund heavily in cyclical stocks--those areas, such as technology, poised to benefit most from a resurgent economy. Despite 11 rate cuts by the Federal Reserve, and heightened uncertainty about the war on terrorism and the fragile economy led consumers and businesses to postpone spending on discretionary items. As a result, stocks in technology and other growth areas underperformed the market for the year, hurting our performance relative to the S&P MidCap 400 Index.

   The Fed's move to a more aggressive interest rate policy caused us to shift our weightings in other sectors. For example, we gradually reduced our weighting in defensive healthcare stocks and increased our exposure to consumer cyclicals, especially retailers. The valuations of many leading healthcare companies had become too rich in our view, but the negative economic environment continued to favor more defensive holdings like these for most of the year. Those who, like us, had positioned their portfolios to capitalize on an economic reacceleration were punished. Although our positioning in cyclical stocks caused us to underperform for the year, we believe the rationale for investing in these stocks remains intact.

Q: What investment strategies and techniques impacted your Fund's performance?

A: The Fund's performance in 2001 was hurt by its technology holdings.
   Although the longer-term prospects for leading technology companies remain bright, the past year represented a period of sharp relative underperformance. The Fund's semiconductor holdings held up well for most of the year, but the negative impact of September 11 on the broader economy and investor psychology led to major disappointment later in the year. Prior to the attacks, the early signs of an impending sector rebound (such as firming order trends and price stability) led us to significantly overweight technology. This decision, more than any other, was responsible for the Fund's underperformance in 2001.

   On the brighter side, our holdings in consumer cyclical issues, most notably retailers Best Buy, Dollar Tree Stores, American Eagle Outfitters, and J.C. Penney, added the most value during the period. Despite widespread corporate layoffs and economic uncertainty, the resilience of U.S. consumer spending has surprised most experts. The Fund also benefited from investments in more stable growth companies like Laboratory Corporation of America, Cerner, and Apollo Group. During the fourth quarter, the Fund appreciated 22%, driven primarily by such technology holdings as Network Appliance and Brocade Communications.

Q: What is your future outlook?

A: Although the magnitude of an economic and a corporate profit recovery is difficult to predict, it should be only a matter of time before the U.S. economy and overall corporate earnings growth begin to recover. And over the long term, earnings growth is what drives stock prices. Of course, risks still remain. The possibility of another terrorist attack or an economic shock exists. But we believe the recent success in the war against terrorism and signs of an economic recovery point to better times ahead, particularly for growth stocks. Historically, growth stocks tend to lead all other sectors out of a sluggish economic environment. We believe they will do so again.

   We appreciate your patience and support after such a difficult period. Thank you for your investment in the Strong Mid Cap Growth Fund II.

   Ronald C. Ognar
   Portfolio Co-Manager

   Derek V.W. Felske
   Portfolio Co-Manager

   Average Annual Total Returns/1/
   As of 12-31-01
   -------------------------------
    1-year               -30.77%
    3-year                 3.83%
    5-year                13.32%
    Since Fund Inception  13.32%
    (12-31-96)

Equity funds are volatile investments and should only be considered for long-term goals.

From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher returns.

/1/The Fund's returns include the effect of deducting fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing performance quoted.

  *The Russell Midcap(TM) Index is an unmanaged index generally representative of the U.S. stock market for medium-capitalization stocks. The S&P MidCap 400 Index is an unmanaged index generally representative of the U.S. stock market for medium-capitalization stocks. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell and S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SHAREHOLDER MEETING RESULTS OF THE FUND
--------------------------------------------------------------------------------

At an Annual Meeting of Shareholders of the Fund held on July 20, 2001, shareholders approved the following proposals:

To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Variable Insurance Funds, Inc. on behalf of Strong Mid Cap Growth Fund
II:

           For                       Against                    Abstain
           ---                       -------                    -------
     17,776,269.211              1,113,203.946              1,398,445.783

To ratify the selection of PricewaterhouseCoopers LLP as the Fund's Independent
Auditors:

           For                       Against                    Abstain
           ---                       -------                    -------
     18,741,605.053                370,480.788              1,175,833.099


To elect members to the Board of Directors of Strong Variable Insurance Funds, Inc. (Strong Discovery Fund II, Strong International Stock Fund II, Strong Mid Cap Growth Fund II, and Strong Multi Cap Value Fund II):

          Director               Affirmative                   Withhold
          --------               -------------                 --------
     Richard S. Strong          36,259,560.514              1,716,180.790
     Willie D. Davis            36,208,320.539              1,767,420.765
     William F. Vogt            36,269,964.722              1,705,776.582
     Marvin E. Nevins           36,167,390.302              1,808,351.002
     Stanley Kritzik            36,162,094.360              1,813,646.944
     Neal Malicky               36,203,768.442              1,771,972.862

SCHEDULE OF INVESTMENTS IN SECURITIES                          December 31, 2001
--------------------------------------------------------------------------------

                          STRONG MID CAP GROWTH FUND II

                                                       Shares or
                                                       Principal        Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Common Stocks 98.4%
Commercial Services - Schools 0.5%
Apollo Group, Inc. Class A (b)                           35,600      $ 1,602,356

Commercial Services - Security/Safety 0.8%
Corrections Corporation of America (b)                  138,000        2,561,280

Computer - Local Networks 1.5%
Brocade Communications Systems, Inc. (b)                 65,700        2,175,984
Juniper Networks, Inc. (b)                               92,000        1,743,400
QLogic Corporation (b)                                   19,000          845,690
                                                                     -----------
                                                                       4,765,074

Computer - Manufacturers 1.4%
Apple Computer, Inc. (b)                                144,500        3,164,550
Handspring, Inc. (b)                                    183,000        1,233,420
                                                                     -----------
                                                                       4,397,970

Computer - Memory Devices 2.8%
Network Appliance, Inc. (b)                             304,500        6,659,415
Storage Technology Corporation (b)                      122,000        2,521,740
                                                                     -----------
                                                                       9,181,155
Computer - Optical Recognition 0.5%
Symbol Technologies, Inc.                               103,800        1,648,344

Computer - Services 0.7%
Affiliated Computer Services, Inc. Class A (b)           22,600        2,398,538

Computer Software - Desktop 0.3%
Red Hat, Inc. (b)                                       146,000        1,036,600

Computer Software - Education/
  Entertainment 0.3%
Electronic Arts, Inc. (b)                                16,000          959,200

Computer Software - Enterprise 4.4%
Citrix Systems, Inc. (b)                                101,400        2,297,724
Mercury Interactive Corporation (b)                      28,000          951,440
Micromuse, Inc. (b)                                     103,000        1,545,000
NetIQ Corporation (b)                                    50,900        1,794,734
Rational Software Corporation (b)                        79,900        1,558,050
Siebel Systems, Inc. (b)                                 93,000        2,602,140
VERITAS Software Corporation (b)                         78,700        3,527,334
                                                                     -----------
                                                                      14,276,422

Computer Software - Financial 0.8%
Intuit, Inc. (b)                                         59,700        2,552,772

Computer Software - Medical 1.2%
Cerner Corporation (b)                                   75,300        3,759,729

Computer Software - Security 2.4%
Check Point Software Technologies, Ltd. (b)              31,300        1,248,557
Internet Security Systems, Inc. (b)                     152,800        4,898,768
Symantec Corporation (b)                                 24,500        1,625,085
                                                                     -----------
                                                                       7,772,410

Electrical - Equipment 0.6%
Capstone Turbine Corporation (b)                        331,200        1,791,792

Electronics - Measuring Instruments 1.9%
Waters Corporation (b)                                  155,400        6,021,750

Electronics - Military Systems 0.5%
L-3 Communications Corporation (b)                       19,000        1,710,000

Electronics - Scientific Instruments 2.6%
Applera Corporation-Applied Biosystems Group            171,000        6,715,170
PerkinElmer, Inc.                                        50,500        1,768,510
                                                                     -----------
                                                                       8,483,680

Electronics - Semiconductor Equipment 1.4%
KLA-Tencor Corporation (b)                               43,200        2,140,992
Novellus Systems, Inc. (b)                               61,500        2,426,175
                                                                     -----------
                                                                       4,567,167

Electronics - Semiconductor
  Manufacturing 10.7%
Advanced Micro Devices, Inc. (b)                         60,500          959,530
Altera Corporation (b)                                  206,400        4,379,808
Analog Devices, Inc. (b)                                 37,000        1,642,430
Broadcom Corporation Class A (b)                         91,200        3,737,376
Fairchild Semiconductor Corporation
  Class A (b)                                           128,300        3,618,060
Integrated Device Technology, Inc. (b)                  214,800        5,711,532
International Rectifier Corporation (b)                  53,900        1,880,032
Maxim Integrated Products, Inc. (b)                      31,800        1,669,818
Micron Technology, Inc. (b)                             154,000        4,774,000
Transwitch Corporation (b)                              623,300        2,804,850
Vitesse Semiconductor Corporation (b)                   106,000        1,320,760
Xilinx, Inc. (b)                                         52,000        2,030,600
                                                                     -----------
                                                                      34,528,796

Electronics Products - Miscellaneous 3.1%
Celestica, Inc. (b)                                      77,000        3,110,030
Flextronics International, Ltd. (b)                     100,000        2,399,000
Jabil Circuit, Inc. (b)                                  75,000        1,704,000
Sanmina-SCI Corporation (b)                             148,200        2,949,180
                                                                     -----------
                                                                      10,162,210

Finance - Consumer/Commercial Loans 0.3%
USA Education, Inc.                                      11,500          966,230

Finance - Investment Management 0.5%
Stilwell Financial, Inc.                                 60,000        1,633,200

Finance - Publicly Traded Investment
  Funds-Equity (Non 40 Act) 5.3%
Biotech Holders Trust                                    23,800        3,143,980
Oil Service Holders Trust                                63,000        3,843,000
Semiconductor Holders Trust                              81,600        3,414,960
Software Holders Trust                                   68,700        3,105,240
Wireless Holders Trust                                   59,600        3,507,460
                                                                     -----------
                                                                      17,014,640

Finance - Savings & Loan 0.7%
Washington Mutual, Inc.                                  65,200        2,132,040

Funeral Services & Related 1.2%
Service Corporation International (b)                   756,500        3,774,935

Internet - E*Commerce 0.6%
Ariba, Inc. (b)                                         291,700        1,796,872

Internet - Internet Service Provider/
  Content 2.4%
EarthLink, Inc. (b)                                     291,500        3,547,555
HomeStore.com, Inc. (b)                                 852,700        1,833,305
Yahoo! Inc. (b)                                         140,700        2,496,018
                                                                     -----------
                                                                       7,876,878

Internet - Software 2.6%
BEA Systems, Inc. (b)                                   160,600        2,474,846
Interwoven, Inc. (b)                                    269,200        2,622,008
Vignette Corporation (b)                                611,500        3,283,755
                                                                     -----------
                                                                       8,380,609

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)              December 31, 2001
--------------------------------------------------------------------------------

                    STRONG MID CAP GROWTH FUND II (continued)

                                                    Shares or
                                                    Principal           Value
                                                      Amount           (Note 2)
--------------------------------------------------------------------------------
Leisure - Gaming 0.8%
MGM Mirage, Inc. (b)                                   85,000        $ 2,453,950

Medical - Biomedical/Genetics 6.0%
Abgenix, Inc. (b)                                      50,600          1,702,184
Chiron Corporation (b)                                 60,900          2,669,856
Genzyme Corporation (b)                                32,000          1,915,520
Gilead Sciences, Inc. (b)                              24,500          1,610,140
Human Genome Sciences, Inc. (b)                        55,200          1,861,344
Immunex Corporation (b)                               104,900          2,906,779
Medimmune, Inc. (b)                                    51,800          2,400,930
Millennium Pharmaceuticals, Inc. (b)                   94,400          2,313,744
Protein Design Labs, Inc. (b)                          61,300          2,018,609
                                                                     -----------
                                                                      19,399,106

Medical - Ethical Drugs 2.3%
Biovail Corporation International (b)                  44,600          2,508,750
King Pharmaceuticals, Inc. (b)                         81,000          3,412,530
Medicis Pharmaceutical Corporation
  Class A (b)                                          22,600          1,459,734
                                                                     -----------
                                                                       7,381,014

Medical - Generic Drugs 1.4%
Andrx Group (b)                                        32,800          2,309,448
IVAX Corporation (b)                                  107,100          2,156,994
                                                                     -----------
                                                                       4,466,442

Medical - Hospitals 1.0%
Tenet Healthcare Corporation (b)                       53,000          3,112,160

Medical - Instruments 0.9%
Biomet, Inc.                                           93,850          2,899,965

Medical - Products 2.3%
Allergan, Inc.                                         21,000          1,576,050
Boston Scientific Corporation (b)                     158,500          3,823,020
Zimmer Holdings, Inc. (b)                              65,300          1,994,262
                                                                     -----------
                                                                       7,393,332

Medical - Wholesale Drugs/Sundries 2.6%
AmerisourceBergen Corporation                          61,600          3,914,680
McKesson HBOC, Inc.                                   120,000          4,488,000
                                                                     -----------
                                                                       8,402,680

Medical/Dental - Services 2.6%
Caremark Rx, Inc. (b)                                 111,300          1,815,303
Laboratory Corporation of America Holdings (b)         38,500          3,112,725
Quest Diagnostics, Inc. (b)                            49,700          3,563,987
                                                                     -----------
                                                                       8,492,015

Metal Ores - Gold/Silver 0.8%
Newmont Mining Company                                132,800          2,537,808

Oil & Gas - Drilling 3.3%
ENSCO International, Inc.                              94,300          2,343,355
GlobalSantaFe Corporation                              86,916          2,478,830
Nabors Industries, Inc. (b)                           165,600          5,685,048
                                                                     -----------
                                                                      10,507,233

Oil & Gas - Field Services 2.0%
BJ Services Company (b)                                86,500          2,806,925
Veritas DGC, Inc. (b)                                 196,600          3,637,100
                                                                     -----------
                                                                       6,444,025

Oil & Gas - International Specialty 1.1%
Murphy Oil Corporation                                 41,300          3,470,852

Oil & Gas - Machinery/Equipment 3.0%
Hanover Compressor Company (b)                         80,100          2,023,326
National-Oilwell, Inc. (b)                            122,900          2,532,969
Smith International, Inc. (b)                          38,900          2,085,818
Weatherford International, Inc. (b)                    84,500          3,148,470
                                                                     -----------
                                                                       9,790,583


Oil & Gas - Refining/Marketing 0.5%
Valero Energy Corporation                              44,800          1,707,776

Retail - Apparel/Shoe 1.6%
Abercrombie & Fitch Company Class A (b)               193,700          5,138,861

Retail - Department Stores 1.8%
J.C. Penney Company, Inc.                             215,900          5,807,710

Retail - Discount & Variety 1.2%
Dollar Tree Stores, Inc. (b)                          128,300          3,965,753

Retail - Major Discount Chains 1.5%
BJ's Wholesale Club, Inc. (b)                         109,400          4,824,540

Retail - Miscellaneous/Diversified 1.9%
Barnes & Noble, Inc. (b)                              210,900          6,242,640

Retail/Wholesale - Computer/Cellular 0.9%
RadioShack Corporation                                100,900          3,037,090

Retail/Wholesale - Office Supplies 1.2%
Staples, Inc. (b)                                     214,800          4,016,760

Telecommunications - Equipment 4.6%
Comverse Technology, Inc. (b)                          87,000          1,946,190
JDS Uniphase Corporation (b)                          487,100          4,252,383
Next Level Communications, Inc. (b)                   426,500          1,428,775
ONI Systems Corporation (b)                           185,000          1,159,950
Polycom, Inc. (b)                                      61,000          2,098,400
Scientific-Atlanta, Inc.                               80,100          1,917,594
Sonus Networks, Inc. (b)                              225,000          1,039,500
Terayon Communication Systems, Inc. (b)               117,000            967,707
                                                                     -----------
                                                                      14,810,499

Tobacco 1.1%
Vector Group, Ltd.                                    106,685          3,504,602
--------------------------------------------------------------------------------
Total Common Stocks (Cost $299,630,913)                              317,560,045
--------------------------------------------------------------------------------
Short-Term Investments (a) 2.9%
Repurchase Agreements 2.1%
ABN AMRO Inc. (Dated 12/31/01),1.60%,
  Due 1/02/02 (Repurchase proceeds
  $5,000,444); Collateralized by: United
  States Government Issues (c)                     $5,000,000          5,000,000

State Street Bank (Dated 12/31/01), 1.50%,
  Due 1/02/02 (Repurchase proceeds
  $1,684,740); Collateralized by: United
  States Government Issues (c)                      1,684,600          1,684,600
                                                                     -----------
                                                                       6,684,600

United States Government Issues 0.8%
United States Treasury Bills, Due 1/17/02
  thru 2/21/02                                      2,700,000          2,696,193
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $9,380,443)                         9,380,793
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments In Securities (Cost $309,011,356) 101.3%           326,940,838
Other Assets and Liabilities, Net (1.3%)                              (4,215,245)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                  $ 322,725,593
================================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c)  See Note 2(I) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2001

                                                                 Strong Mid Cap
                                                                 Growth Fund II
                                                                 --------------

Assets:
  Investments in Securities, at Value (Cost of $309,011,356)     $  326,940,838
  Receivable for Securities Sold                                      6,025,745
  Dividends and Interest Receivable                                      78,559
  Other Assets                                                           18,012
                                                                 --------------
  Total Assets                                                      333,063,154

Liabilities:
  Payable for Securities Purchased                                   10,290,169
  Accrued Operating Expenses and Other Liabilities                       47,392
                                                                 --------------
  Total Liabilities                                                  10,337,561
                                                                 --------------
Net Assets                                                       $  322,725,593
                                                                 ==============
Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                  $  549,375,641
  Accumulated Net Realized Loss                                    (244,579,530)
  Net Unrealized Appreciation                                        17,929,482
                                                                 --------------
  Net Assets                                                     $  322,725,593
                                                                 ==============
Capital Shares Outstanding (Unlimited Number Authorized)             19,697,318

Net Asset Value Per Share                                                $16.38
                                                                         ======

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2001

                                                                  Strong Mid Cap
                                                                  Growth Fund II
                                                                  --------------

Income:
  Dividends (net of foreign withholding taxes of $1,145)          $   1,014,562
  Interest                                                              730,585
                                                                  -------------
  Total Income                                                        1,745,147

Expenses:
  Investment Advisory Fees                                            3,534,567
  Administrative Fees                                                   424,171
  Custodian Fees                                                         34,439
  Shareholder Servicing Costs                                         1,139,968
  Other                                                                 132,290
                                                                  -------------
  Total Expenses                                                      5,265,435
  Expense Waivers and Absorptions                                      (636,982)
  Directed Brokerage                                                    (11,159)
  Earnings Credits                                                       (1,538)
                                                                  -------------
  Expenses, Net                                                       4,615,756
                                                                  -------------
Net Investment Loss                                                  (2,870,609)

Realized and Unrealized Gain (Loss):
  Net Realized Loss on:
    Investments                                                    (164,840,369)
    Futures Contracts                                                (5,442,058)
                                                                  -------------
    Net Realized Loss                                              (170,282,427)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                      12,397,450
    Futures Contracts                                                 1,335,167
                                                                  -------------
    Net Change in Unrealized Appreciation/Depreciation               13,732,617
                                                                  -------------
Net Loss on Investments                                            (156,549,810)
                                                                  -------------
Net Decrease in Net Assets Resulting from Operations              ($159,420,419)
                                                                  =============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           Strong Mid Cap Growth Fund II
                                                                           -----------------------------
                                                                             Year Ended     Year Ended
                                                                           Dec. 31, 2001   Dec. 31, 2000
                                                                           -------------   -------------
Operations:
  Net Investment Loss                                                      ($  2,870,609)  ($  3,612,015)
  Net Realized Loss                                                         (170,282,427)    (73,317,598)
  Net Change in Unrealized Appreciation/Depreciation                          13,732,617     (49,012,807)
                                                                           -------------   -------------
  Net Decrease in Net Assets Resulting from Operations                      (159,420,419)   (125,942,420)

Distributions From Net Realized Gains                                                 --     (41,783,374)

Capital Share Transactions:
  Proceeds from Shares Sold                                                   86,339,059     448,379,163
  Proceeds from Reinvestment of Distributions                                         --      41,783,374
  Payment for Shares Redeemed                                               (135,070,133)   (115,443,663)
                                                                           -------------   -------------
  Net Increase (Decrease) in Net Assets from Capital Share Transactions      (48,731,074)    374,718,874
                                                                           -------------   -------------
Total Increase (Decrease) in Net Assets                                     (208,151,493)    206,993,080

Net Assets:
  Beginning of Year                                                          530,877,086     323,884,006
                                                                           -------------   -------------
  End of Year                                                              $ 322,725,593   $ 530,877,086
                                                                           =============   =============
Transactions in Shares of the Fund:
  Sold                                                                         4,460,006      13,721,078
  Issued in Reinvestment of Distributions                                             --       1,905,307
  Redeemed                                                                    (7,204,007)     (3,848,013)
                                                                           -------------   -------------
  Net Increase (Decrease) in Shares of the Fund                               (2,744,001)     11,778,372
                                                                           =============   =============


                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2001

1.   Organization
     Strong Mid Cap Growth Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 2001, approximately 49% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 2001.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          The Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would

--------------------------------------------------------------------------------

       be reduced by the amount of the option premium received. The Fund designates liquid securities as collateral on open options contracts.

   (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

   (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

   (J) Directed Brokerage -- The Fund directs certain portfolio trades to brokers who, in turn, pay a portion of the Fund's expenses.

   (K) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund and are reported as Earnings Credits in the Fund's Statement of Operations.

   (L) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

   (M) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

3. Related Party Transactions

   The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Fund. Investment advisory and administrative fees, which are established by the terms of the advisory and administrative agreements, are based on an annualized rate of 0.75% and 0.30%, respectively, of the average daily net assets of the Fund. The Investment Advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter. Prior to July 23, 2001 the Investment Advisory fees were 1.00% and the Fund did not have administrative fees. The Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

   The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   The amount payable to the Advisor at December 31, 2001, shareholder servicing and other expenses paid to the Advisor, transfer agency banking charges and unaffiliated directors' fees, excluding the effects of waivers and absorptions, for the year then ended, were $31,012, $1,139,968, $46,519 and $10,498, respectively.

--------------------------------------------------------------------------------
December 31, 2001

4. Line of Credit

   The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the year. At December 31, 2001, there were no borrowings by the Fund outstanding under the LOC.

5. Investment Transactions

   The aggregate purchases and sales of long-term securities during the year ended December 31, 2001 were $2,386,160,949 and $2,418,735,091, respectively. There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2001.

6. Income Tax Information

   At December 31, 2001, the cost of investments in securities for federal income tax purposes was $317,775,048. Net unrealized appreciation of securities was $9,165,790, consisting of gross unrealized appreciation and depreciation of $17,754,083 and $8,588,293, respectively. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

   The tax components of dividends paid during the year were: $0 of ordinary income and $0 of long-term capital gains. At December 31, 2001, the Fund had a capital loss carryover for federal income tax purposes of $236,140,518, which expires in 2009.

   For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 2001, which is designated as qualifying for the dividends-received deduction is 0.0% (unaudited).

7. Results of Special Meeting of Shareholders of the Fund (Unaudited)

   At an Annual Meeting of Shareholders of the Fund held on July 20, 2001, shareholders approved the following proposals:

   To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Variable Insurance Funds, Inc. on behalf of Strong Mid Cap Growth Fund II:

             For                      Against                     Abstain
             ---                      -------                     -------
        17,776,269.211             1,113,203.946               1,398,445.783

   To ratify the selection of PricewaterhouseCoopers LLP as the Fund's Independent Auditors:

             For                       Against                    Abstain
             ---                       -------                    -------
     18,741,605.053                  370,480.788               1,175,833.099

To elect members to the Board of Strong Mid Cap Growth Fund II, a series of Strong Variable Directors of Insurance Funds, Inc.:

           Director                  Affirmative                  Withhold
          --------                   -----------                  --------
     Richard S. Strong             36,259,560.514              1,716,180.790
      Willie D. Davis              36,208,320.539              1,767,420.765
      William F. Vogt              36,269,964.722              1,705,776.582
     Marvin E. Nevins              36,167,390.302              1,808,351.002
      Stanley Kritzik              36,162,094.360              1,813,646.944
       Neal Malicky                36,203,768.442              1,771,972.862

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG MID CAP GROWTH FUND II
--------------------------------------------------------------------------------

                                                                                      Year Ended
                                                               --------------------------------------------------------
                                                               Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data(a)                                       2001        2000        1999        1998        1997
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $ 23.66     $ 30.37     $ 16.02     $ 12.45     $10.00

Income From Investment Operations:
   Net Investment Income (Loss)                                  (0.15)      (0.16)      (0.02)      (0.02)      0.02
   Net Realized and Unrealized Gains (Losses) on Investments     (7.13)      (4.51)      14.40        3.59       2.94
-----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              (7.28)      (4.67)      14.38        3.57       2.96

Less Distributions:
   From Net Investment Income                                       --          --          --       (0.00)(b)  (0.01)
   In Excess of Net Investment Income                               --          --          --          --      (0.15)
   From Net Realized Gains                                          --       (2.04)      (0.03)         --      (0.14)
   In Excess of Net Realized Gains                                  --          --          --          --      (0.21)
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                              --       (2.04)      (0.03)      (0.00)(b)  (0.51)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $ 16.38     $ 23.66     $ 30.37     $ 16.02     $12.45
=======================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
   Total Return                                                 -30.8%      -14.8%      +89.9%      +28.7%     +29.8%
   Net Assets, End of Period (In Thousands)                   $322,726    $530,877    $323,884     $16,730    $ 2,374
   Ratio of Expenses to Average Net Assets Without Waivers,
   Absorptions,
     Fees Paid Indirectly by Advisor, Directed Brokerage and
     Earnings Credits                                             1.4%        1.2%        1.2%        1.6%       2.0%
   Ratio of Expenses to Average Net Assets                        1.2%        1.2%        1.1%        1.2%       1.2%
   Ratio of Net Investment Income (Loss) to Average Net          (0.7%)      (0.7%)      (0.2%)      (0.3%)      0.2%
   Assets
   Portfolio Turnover Rate                                      628.5%      601.4%      647.7%      329.1%     541.3%


(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Amount calculated is less than $0.005.


                       See Notes to Financial Statements.


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Mid Cap Growth Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Mid Cap Growth Fund II (one of the series constituting Strong Variable Insurance Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 4, 2002

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------


Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 64 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September
 1981 and Chairman of the Board of the Strong Funds since October 1991.

Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

Marvin E. Nevins (DOB 7-9-18), Director of the Strong Funds since September
1981.

     Private Investor. He was a Director of A-Life Medical, Inc. (a medical coding company), San Diego, CA from 1996 until 2000, Surface Systems, Inc. (a weather information company), St. Louis, MO from 1992 until 2001, and Waukesha National Bank. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin and Carroll College. From 1980 until 1981, Mr. Nevins was Chairman of the Wisconsin Association of Manufacturers & Commerce and was Co-Founder and Chairman of Wisconsin Centrifugal Inc. (an industrial manufacturing company) from 1945 until 1980.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association-- Western Section and a Fellow of the American College of Medical Practice Executives.

Rhonda K. Haight (DOB 11/13/64), Assistant Treasurer of the Strong Funds.

     Ms. Haight has been an Accountant in the corporate Finance Department of the Advisor since July 2001. Ms. Haight was Manager of the Mutual Fund Accounting Department of the Advisor from January 1994 to June 2001. From May 1990 to January 1994, Ms. Haight was a supervisor in the Mutual Fund Accounting Department of the Advisor. From June 1987 to May 1990, Ms. Haight was a Mutual Fund Accountant of the Advisor.

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

     Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse-Madison.

Richard W. Smirl (DOB 4-18-67), Secretary of the Strong Funds since November
2001.

     Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of the Distributor since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young and Logan. From September 1992 to September 1999, Mr. Smirl was an associate at Keesal, Young and Logan.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP, a Milwaukee law firm. From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association and/or certain of its subsidiaries.

Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.

     Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a Masters of Accountancy from the University of Oklahoma from September 1989 to August 1991.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of Financial Management and Sales Reporting Systems. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

     Except for Messrs. Nevins, Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard #1006, Naples, FL 34108. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3683.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT19955-1201















Strong Investments

P.O. Box 2936  |  Milwaukee, WI 53201

www.Strong.com

[GRAPHIC]

                                                                   WH2980 12/01